EXHIBIT 10.18


                                  OAKLEY, INC.

                                 THIRD AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


         This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of November 25, 1996 and entered into by and among OAKLEY, INC., a Washington corporation ("COMPANY"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "LENDER" and collectively as "LENDERS") and WELLS FARGO BANK, NATIONAL ASSOCIATION ("WELLS FARGO"), as agent for Lenders (in such capacity, "AGENT"), and is made with reference to that certain Amended and Restated Credit Agreement dated as of August 15, 1995, as amended by the First Amendment to Amended and Restated Credit Agreement, dated as of November 22, 1995, by and among Company, Lenders and Agent, and the Second Amendment to Amended and Restated Credit Agreement, dated as of October 10, 1996 (as amended, the "CREDIT AGREEMENT"), by and among Company, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS


         A. Company has entered into that certain Share Purchase Agreement, effective as of October 31, 1996 (the "SHARE PURCHASE AGREEMENT"), by and among Company, Raymond George Tilbrook and Carl Ward, copies of which have been distributed to the Lenders.

         B. In connection with the effectiveness of the Share Purchase Agreement, Company has requested that Requisite Lenders amend subsections 7.2, 7.3 and 7.4 of the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


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         SECTION 1.  MODIFICATIONS TO THE CREDIT AGREEMENT

1.1 AMENDMENT TO SUBSECTION 7.2:  LIENS AND RELATED MATTERS.

         Subsection 7.2A of the Credit Agreement is hereby amended by deleting the word "and" appearing after clause (vi). Subsection 7.2A of the Credit Agreement is amended further by deleting the period (.) appearing at the end of clause (vii) and substituting the following therefor:

         "; and

         (viii) Liens existing on accounts receivable of Oakley (U.K.) Ltd. (formerly known as Serval Marketing Limited) (Company No. 1310079) ("OAKLEY UK") securing Indebtedness incurred pursuant to that certain Advice of Borrowing Terms, dated as of October 30, 1996, issued by National Westminster Bank PLC, as the same may be amended, supplemented or renewed; PROVIDED, that such Liens shall not secure Indebtedness in an outstanding principal amount greater than $1,000,000 at any time."

1.2 AMENDMENT TO SUBSECTION 7.3:  INVESTMENTS; JOINT VENTURES.

         Subsection 7.3 of the Credit Agreement is hereby amended by deleting the word "and" appearing after clause (x). Subsection 7.3 of the Credit Agreement is amended further by deleting the period (.) appearing at the end of clause (xi) and substituting the following therefor:

         "; and

         (xii) Company and its Subsidiaries may make the Investment described in that certain Share Purchase Agreement, effective as of October 31, 1996, (the "SHARE PURCHASE AGREEMENT"), by and among the Company, Raymond George Tilbrook and Carl Ward, copies of which have been distributed to the Lenders, relating to the purchase by Company of all of the issued shares of Oakley UK."

1.3 AMENDMENT TO SUBSECTION 7.4: CONTINGENT OBLIGATIONS.

         Subsection 7.4 of the Credit Agreement is hereby amended by deleting clause (vi) in its entirety and substituting the following therefor:

         "(vi)     Company and its Subsidiaries may become and remain liable
    with respect to Contingent Obligations under Currency Agreements entered into in the ordinary course of business of Company and such Subsidiaries in an aggregate notional amount not in excess of $15,000,000; PROVIDED, that all amounts receivable or payable under such Currency Agreements shall be received or paid within twelve (12) months after the date such Currency Agreement is entered into."

1.4 MODIFICATION OF SCHEDULE

         SCHEDULE 5.1: SUBSIDIARIES OF THE COMPANY. SCHEDULE 5.1 to the Credit Agreement is hereby amended by adding thereto the information contained in ANNEX A to this Amendment.


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         SECTION 2.     CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

         A. Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) a counterpart of this Amendment executed by a duly authorized officer of Company and each Credit Support Party (defined below).

         B. On or before the Third Amendment Effective Date, Company shall pledge and deliver to Agent for the benefit of the Lenders 65% of the stock of Oakley UK as security for the Obligations, upon such terms and conditions as Agent may deem appropriate.

         C. On or before the Third Amendment Effective Date, Oakley UK shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated Third Amendment Effective Date:

              1. Signature and incumbency certificates of its officers executing the Counterpart Subordination Agreement; and

              2.   Executed copies of the Counterpart Subordination Agreement.

         D. On or before the Third Amendment Effective Date, Agent, on behalf of Lenders, shall have received a counterpart of this Amendment executed by a duly authorized officer of each of Requisite Lenders.

         SECTION 3.     WAIVER

    A. Subject to the terms and conditions set forth herein, Requisite Lenders hereby waive for the period through and including the Third Amendment Effective Date any Event of Default or Potential Event of Default under the Credit Agreement arising as a result of (i) the purchase by Company of all of the issued shares of Oakley UK pursuant to the Share Purchase Agreement, (ii) the existence of any Liens on accounts receivable of Oakley UK securing Indebtedness incurred pursuant to that certain Advice of Borrowing Terms, dated as of October 30, 1996, issued by National Westminster Bank PLC or
(iii) the Company or any of its Subsidiaries entering into any Currency Agreements in an aggregate amount in excess of that permitted under the Credit Agreement, it being understood that the waiver contained in this
Section 3A shall in any event expire and cease to be of force or effect as of the close of business on the Third Amendment Effective Date.

    B. The waiver set forth in Section 3A above shall be limited precisely as written and nothing in this Section 3 shall be deemed to: (1) constitute a waiver, modification or amendment of any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; (2) prejudice any right or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein, except as otherwise set forth in this Section 3; or (3) create any obligation or agreement on the part of Agent or any Lender to renew or extend the waiver set forth in
Section 3A above. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan

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Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

         SECTION 4.     COMPANY'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:
         A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

         C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries, (ii) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, which violation could reasonably be expected to have a Material Adverse Effect, (iii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries in a manner that could reasonably be expected to have a Material Adverse Effect,
(iv) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (v) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. ABSENCE OF DEFAULT. Subject to the provisions of Section 3 hereof, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

         SECTION 5.     ACKNOWLEDGEMENT AND CONSENT


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         Repeat Incorporated, an Arizona corporation ("REPEAT"), and Barter
Optical, Inc., a Washington corporation ("BARTER"), are parties to the Guaranty, pursuant to which Repeat and Barter have guarantied the Obligations of Company under the Credit Agreement. Repeat and Barter are collectively referred to herein as the "CREDIT SUPPORT PARTIES".

         Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that the Guaranty will continue to guaranty to the fullest extent possible the payment and performance of all "Guarantied Obligations" (as such term is defined in the Guaranty), including without limitation the payment and performance of all such "Guarantied Obligations", in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

         Each Credit Support Party acknowledges and agrees that the Guaranty shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

         SECTION 6.     MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended or waived by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not,


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

     except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Requisite Lenders and each of the other parties hereto and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   OAKLEY, INC., as the Borrower


                                   By: _______________________________
                                   Title:_____________________________


                                   WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   Individually and as Agent


                                   By:_________________________________
                                   Title:______________________________


                                   UNION BANK OF CALIFORNIA, N.A.,
                                   (formerly named Union Bank) as a Lender


                                   By:________________________________
                                   Title:_____________________________


                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as a Lender


                                   By:________________________________
                                   Title:_____________________________

ACKNOWLEDGMENT AND CONSENT
--------------------------

BARTER OPTICAL, INC., as a Credit Support Party


By:________________________________
Title:_____________________________


REPEAT INCORPORATED, as a Credit Support Party


By:_________________________________
Title:______________________________

                                     ANNEX A

                           SUPPLEMENT TO SCHEDULE 5.1




                     Jurisdiction of     Direct Parent(s)   Ownership by (Each)
Entity               Incorporation                          Direct Parent
------               ---------------     ----------------   -------------------
Oakley (U.K.) Ltd.   United Kingdom       Oakley, Inc.       100.0%
(Company No.
1310079)

                                     ANNEX B

                   FORM OF COUNTERPART SUBORDINATION AGREEMENT

         This COUNTERPART TO SUBORDINATION AGREEMENT (this "COUNTERPART") is dated as of November 25, 1996 and is made with reference to that certain Subordination Agreement, dated as of August 15, 1995, a copy of which is annexed hereto (as amended, restated, supplemented or modified or as it may in the future be amended, restated, supplemented or otherwise modified from time to time, the "SUBORDINATION AGREEMENT"; capitalized terms used herein without definition shall have the respective meanings set forth in the Subordination Agreement), executed by each of the Initial Subordinated Creditors as defined therein, in favor of Wells Fargo Bank, National Association, as Agent under the Credit Agreement. Pursuant to Section 28 of the Subordination Agreement, Oakley (U.K.) Ltd. (formerly known as Serval Marketing Limited) (Company No. 1310079), a United Kingdom company (the "NEW SUBORDINATED CREDITOR"), acknowledges that as of the date hereof it shall be a Subordinated Creditor for all purposes under the Subordination Agreement and hereby agrees to be bound by all of the terms and conditions of the Subordination Agreement to the same extent as if it were an original signatory thereof.

         New Subordinated Creditor hereby represents and warrants to Agent that the representations and warranties applicable to New Subordinated Creditor under the Subordination Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, and as of the Counterpart Effective Date (as defined below), except to the extent such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

         THIS COUNTERPART SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         This Counterpart may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document and, pursuant to the terms of the Subordination Agreement, all such counterparts shall be attached to, and be a part of, the Subordination Agreement.

         This Counterpart shall become effective (such date being the "COUNTERPART EFFECTIVE DATE") upon the execution of a counterpart hereof by each of the parties hereto and receipt by Agent of written or telephone notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, New Subordinated Creditor has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of the first date written above.

                             OAKLEY (U.K.) LTD. (formerly known as
                             Serval Marketing Limited) (Company No.
                             1310079), a United Kingdom company



                             By:  _________________________
                             Name:  __________________________
                             Title:  __________________________


Accepted this ____ day of
November, 1996.


WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent



By:  _________________________
Name:  _________________________
Title:  _________________________



                                      B-2